EXHIBIT 24-1

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Stephen
E. Ewing and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1994, including all amendments.

        IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of February,1995.



                                                   /s/ Alfred R. Glancy III
                                                      ---------------------
                                                       Alfred R. Glancy III

                                                                  EXHIBIT 24-1

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1994, including all amendments.

        IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of February, 1995.



                                                   /s/ Stephen E. Ewing
                                                      -----------------
                                                       Stephen E. Ewing

                                                                  EXHIBIT 24-1

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Stephen E. Ewing and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1994, including all amendments.

        IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of February, 1995.



                                                   /s/ William K. McCrackin
                                                      ---------------------
                                                       William K. McCrackin

                                                                  EXHIBIT 24-1

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III and Stephen E. Ewing, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1994, including all amendments.

        IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1995.



                                                   /s/ David R. Nowakowski
                                                      --------------------
                                                       David R. Nowakowski

                                                                EXHIBIT 24-1

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Stephen E. Ewing and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1994, including all amendments.

        IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of February, 1995.



                                                   /s/ Carl J. Croskey
                                                      ----------------
                                                       Carl J. Croskey

                                                                  EXHIBIT 24-1

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Stephen E. Ewing and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1994, including all amendments.


        IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of February, 1995.



                                                   /s/ Daniel L. Schiffer
                                                      -------------------
                                                       Daniel L. Schiffer

                                                                  EXHIBIT 24-1

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Stephen E. Ewing and David R. Nowakowski, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1994, including all amendments.

        IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of February, 1995.



                                                   /s/ John E. vonRosen
                                                      -----------------
                                                       John E. vonRosen